LIQUIDITY SERVICES, INC.
SECOND AMENDED AND RESTATED 2006 OMNIBUS LONG-TERM INCENTIVE PLAN
NOTICE OF STOCK OPTION GRANT

Unless otherwise defined herein, the terms defined in the Liquidity Services, Inc. Second Amended and Restated 2006 Omnibus Long-Term Incentive Plan (the “Plan”) shall have the same defined meanings in this Notice of Stock Option Grant (“Notice of Grant”).
The person named below (the “Optionee”) has been granted an option to purchase shares of common stock, par value $0.001, of the Company (the “Stock”), subject to the terms and conditions of the Plan, this Notice of Grant, and the attached Stock Option Agreement, as follows:

Optionee Name:	[________]
Grant Date:	[________]
Total Number of Shares of Stock Subject to the Option:	[________]
Exercise Price per Share:	$[_____]
Total Exercise Price:	$[________]
Type of Option (check one):	%
Term/Expiration Date:	[________]
Vesting Schedule:
This Option may be exercised, in whole or in part, in accordance with the following schedule, subject to Optionee’s continuing to serve as a Service Provider through the applicable date:
12/48th of this Option grant will vest on January 1, 2021 and, thereafter, 1/48th of the Option grant will vest each month for thirty-six months.
In the event of a Corporate Transaction, Section 17.3 of the Plan shall determine the impact of the Corporate Transaction on this Option.

The undersigned Optionee acknowledges receipt of, and understands and agrees to, this Notice of Grant, the Stock Option Agreement, attached hereto as Exhibit A, and the Plan, both of which are made a part of this document. Optionee further acknowledges that as of the Grant Date, this Notice of Grant, the Stock Option Agreement, and the Plan set forth the entire understanding between Optionee and the Company regarding the acquisition of Stock in the Company and supersede all prior oral and written agreements on that subject with the exception of (i) options, restricted stock or other Awards previously granted and delivered to Optionee under the Plan, and (ii) the following agreements only:
Other Agreements (if any): ________________________________________________
Optionee acknowledges that if no other agreements are listed above, no other agreements on the subject hereof exist.
Optionee further acknowledges that by his or her signature below, he or she hereby consents to the delivery of information (including, without limitation, information required to be delivered to the Optionee pursuant to applicable securities laws) regarding the Company and the Subsidiaries, the Plan, and the Option via Company web site or other electronic delivery.

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OPTIONHOLDER: LIQUIDITY SERVICES, INC.
__________________________________ __________________

Signature By:
__________________________________ William P. Angrick, Chairman and CEO_
(Print Name and Title) (Print Name and Title)

__________________________________ [___________]_______________________
(Date) (Date)

Exhibit A

TO NOTICE OF STOCK OPTION GRANT
LIQUIDITY SERVICES, INC.
STOCK OPTION AGREEMENT
1. Grant of Option. The Company hereby grants to the Optionee named in the Notice of Grant provided to said Optionee herewith (the “Optionee”) an option (the “Option”) to purchase the number of shares of Stock (“Shares”) as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.
If designated in the Notice of Grant as an Incentive Stock Option (“ISO”), this Option is intended to qualify as an Incentive Stock Option under Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it shall be treated as a Non Statutory Stock Option (“NSO”).
2. Exercise of Option.
(a) Right to Exercise. This Option is exercisable only before it expires and then only in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. The minimum number of Shares with respect to which this Option may be exercised, in whole or in part, shall be the lesser of (i) 100 Shares or (ii) the maximum number of Shares available under this Option at the time of exercise. This Option may not be exercised for a fraction of a share. No portion of the Option which has not become vested and exercisable at the date of the Optionee’s termination of Service shall thereafter become vested and exercisable, except as may be otherwise provided in the Notice of Grant or as set forth in a written agreement between the Company and the Optionee.
(b) Duration of Exercisability. The installments provided in the Vesting Schedules set forth in the Notice of Grant are cumulative. Each such installment which becomes vested and exercisable pursuant to the Vesting Schedule set forth in the Notice of Grant shall remain vested and exercisable until it becomes unexercisable under Section 5.
(c) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit B (or such other form as may then be required by the Committee at the time of exercise) (the “Exercise Notice”), which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the “Exercised Shares”), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be completed by the Optionee and delivered to the Senior Stock Plan Administrator or such other person as designated by the Company from time to time. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. The Optionee shall also be required to make adequate provision for all withholding taxes relating to the exercise as a condition to the exercise of the Option. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the payment of such aggregate Exercise Price and arrangement for the adequate provision for the withholding taxes relating to the exercise.
(d) No Shares shall be issued pursuant to the exercise of this Option unless such issuance, exercise, and the method of payment of consideration for such Shares complies with applicable laws or the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.
3. Method of Payment. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee:
(a) cash; or
(b) check; or
(c) by delivery (on a form prescribed by the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and any withholding taxes; or
(d) surrender of other shares of Stock which have a Fair Market Value on the date of the exercise equal to the aggregate Exercise Price of the shares of Stock with respect to which the Option or portion thereof is being exercised.
4. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the

Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.
5. Expiration of Option. This Option will expire and may not be exercised to any extent by anyone after the first to occur of the following events:
(a) The expiration of ten years from the Grant Date;
(b) If this Option is designated as an Incentive Stock Option and the Optionee owned (within the meaning of Section 424(d) of the Code), at the time the Option was granted, more than 10% of the total combined voting power of all classes of stock of the Company or any “subsidiary” of the Company or any “parent corporation” of the Company (each within the meaning of Section 424 of the Code), the expiration of five years from the Grant Date;
(c) The expiration of three (3) months from the date of the Optionee’s termination of Service, unless the Optionee’s Service is terminated for Cause or such termination occurs by reasons of the Optionee’s death, Disability, or termination without Cause or for Good Reason;
(d) The expiration of one year from the date of the Optionee’s termination of Service by reason of the Optionee’s death, Disability or termination without Cause or for Good Reason;
(e) Except as the Board or Committee may otherwise approve, the date of the Optionee’s termination of Service if the Optionee’s Service is terminated for Cause. Except as the Board or Committee may otherwise approve, all rights under the Option will be forfeited and the Option will immediately expire on the date the Optionee’s Service is terminated for Cause; or
(f) Such earlier date established by the Board or the Committee in accordance with the provisions of Section 17.3 of the Plan, if applicable.
6. Notice of Disqualifying Disposition of ISO Shares. If the Optionee sells or otherwise disposes of any of the Shares acquired pursuant to an ISO on or before the later of (i) two years after the grant date, or (ii) one year after the exercise date, the Optionee shall immediately notify the Company in writing of such disposition. The Optionee agrees that he or she may be subject to income tax withholding by the Company on the compensation income recognized from such early disposition of ISO Shares by payment in cash or out of the current earnings paid to the Optionee.
7. Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof. The Company may amend the terms of the Option; provided that the rights under any Option shall not be materially impaired by any such amendment except by means of a writing signed by the Company and Optionee. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.
8. NO GUARANTEE OF CONTINUED SERVICE. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED AN OPTION OR PURCHASING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS AN EMPLOYEE, DIRECTOR, OR CONSULTANT FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND SHALL NOT INTERFERE WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S RELATIONSHIP (I) AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE; (II) AS A CONSULTANT PURSUANT TO THE TERMS OF OPTIONEE’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (III) AS A DIRECTOR PURSUANT TO THE BYLAWS OF THE COMPANY, AND ANY APPLICABLE PROVISIONS OF THE CORPORATE LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.

By Optionee’s signature and the signature of the Company’s representative in the Notice of Stock Option Grant, Optionee and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Optionee has reviewed the Plan and this Option Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understands all provisions of the Plan and Option Agreement. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan and Option Agreement.

Exhibit B
SECOND AMENDED AND RESTATED 2006 OMNIBUS LONG-TERM INCENTIVE PLAN
EXERCISE NOTICE
Liquidity Services, Inc.
6931 Arlington Road, Suite 200
Bethesda MA 20814
Attention: Senior Stock Plan Administrator

1. Exercise of Option. Effective as of today, ________, 20__, the undersigned (“Purchaser”) hereby elects to purchase ______________ shares (the “Shares”) of the Stock of Liquidity Services, Inc. (the “Company”) under and pursuant to the Second Amended and Restated 2006 Omnibus Long-Term Incentive Plan (the “Plan”) and the Stock Option Agreement dated, _________, 20__ (the “Option Agreement”). The total purchase price for the Shares shall be $________, as required by the Option Agreement.
2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price for the Shares in the form of (check one or more):
______ Cash or check in the amount of $_____________
______ Delivery (on the form prescribed by the Company) of an irrevocable direction to a licensed securities broker acceptable to the Company to sell Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate Exercise Price and any withholding taxes; or
______ Surrender of other shares of Stock.
3. Representations of Purchaser.
(a) Purchaser has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.
(b) Purchaser agrees: (i) to provide such additional documents as the Company may require pursuant to the terms of the Plan, (ii) to provide for the payment by Purchaser to the Company (in the manner designated by the Company) of the Company’s withholding obligation, if any, relating to the exercise of this Option, and (iii) if this exercise relates to an incentive stock option, to notify the Company in writing promptly after the date of any disposition of any of the shares of Common Stock issued upon exercise of this Option that occurs within two (2) years after the date of grant of this Option or within one (1) year after such shares of Company Stock are issued upon exercise of this Option.
(c) Purchaser hereby makes the following certifications and representations with respect to the Shares, which are being acquired by the Purchaser for his or her own account (or otherwise in compliance with applicable law) upon exercise of the Option as set forth above:
(i) If Purchaser is an officer and/or director of the Company, Purchaser has communicated with the Company to determine whether he or she is subject to Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and if so:
•Purchaser has reviewed his or her transactions relative to Section 16 of the Exchange Act (“Section 16”);
•The Company has informed the Purchaser that the grant of the Option is exempt from Section 16(b) of the Exchange Act either because (i) it was approved by the Company’s board of directors or a committee of the board of directors that is composed solely of two (2) or more “non-employee directors” (as that term is defined in the rules issues under Section 16), or (ii) Purchaser has held the Option for six (6) months or more, and, therefore, this transaction may not be matched with a nonexempt purchase; and
•Purchaser understands that the filing of a Form 4 with the U.S. Securities and Exchange Commission will be required because of this transaction.
(ii) Purchaser understands that if he or she is an officer and/or director of the Company, Purchaser may be deemed an “affiliate” of the Company and is therefore subject to certain of the conditions set forth in Rule 144 of the Securities Act.
(iii) Purchaser further acknowledges that all certificates representing any of the Shares subject to the provisions of the Option shall have endorsed thereon appropriate legends reflecting the foregoing limitations, as well as any legends reflecting restrictions pursuant to applicable securities laws. Purchaser agrees that the Shares are being acquired in accordance with and subject to the terms, provisions and conditions of his or her option documents and the Plan, to all of which the Purchaser hereby expressly assents. This Agreement shall inure to the benefit of and be binding upon the Purchaser’s heirs, executors, administrators, successors and assigns.
(iv) If Purchaser is selling some or all of these Shares in accordance with the terms of the Company’s “sale” program, Purchaser does not have access to, nor is Purchaser aware of, any nonpublic, material information regarding the Company that could or has influenced his or her decision to sell these Shares.

(v) Purchaser hereby agrees to notify the Company upon the transfer or sale or other disposition of the shares acquired under any incentive stock option exercise and agrees to hold harmless s the Company regarding the reporting of income subject to the disposition of these Shares.
(vi) Purchaser further acknowledges that he or she has received a copy of the prospectus prepared by the Company, which provides information regarding the Company, the Plan and the Shares.
(vii) Purchaser represents that he or she is entitled to exercise the Option with respect to the number of Shares that the Purchaser wishes to purchase hereby.
4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the shares of the Company’s Stock subject to the Option, notwithstanding the exercise of the Option. The Shares so acquired shall be issued to the Purchaser as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 17 of the Plan.
5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser’s purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.
6. Entire Agreement; Governing Law. The Plan and Option Agreement are incorporated herein by reference. This Agreement, the Plan and the Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser’s interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.
Submitted by: Accepted by:
PURCHASER: LIQUIDITY SERVICES INC.
___________________________________ ___________________________________
(Signature) By:
Title:

___________________________________ ___________________________________
(Print Name) (Print Name)

[Address]	Liquidity Services, Inc. 6931 Arlington Road, Suite 200 Bethesda, MD 20814
(Date Received)	(Date Received)